                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints T. Kevin Dunnigan, Jerry Kronenberg and John P. Murphy, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year ended December 31, 2000, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                               TITLE                         DATE
         ---------                               -----                         ----
/S/ T. KEVIN DUNNIGAN                  Chairman, President and Chief       March 27, 2001
----------------------------           Executive Officer
T. Kevin Dunnigan



/S/ ERNEST H. DREW                     Director                            March 27, 2001
----------------------------
Ernest H. Drew



/S/ JEANANNE K. HAUSWALD               Director                            March 28, 2001
----------------------------
Jeananne K. Hauswald



/S/ DEAN JERNIGAN                      Director                            March 28, 2001
----------------------------
Dean Jernigan



/S/ RONALD B. KALICH, SR               Director                            March 27, 2001
----------------------------
Ronald B. Kalich, Sr.



/S/ ROBERT A. KENKEL                   Director                            March 28, 2001
----------------------------
Robert A. Kenkel

                                 1 of 2



/S/ KENNETH R. MASTERSON               Director                            March 28, 2001
----------------------------
Kenneth R. Masterson



/S/ JOHN P. MURPHY                     Senior Vice President-              March 27, 2001
----------------------------           Chief Financial Officer
John P. Murphy



/S/ JEAN-PAUL RICHARD                  Director                            March 27, 2001
----------------------------
Jean-Paul Richard



/S/ JERRE L. STEAD                     Director                            March 27, 2001
----------------------------
Jerre L. Stead



                                       Director                            March __, 2001
----------------------------
William H. Waltrip